EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Jul-05                                                         31-Jul-05

    Distribution Date:      BMW Vehicle Owner Trust 2003-A             Period #
    25-Aug-05               ------------------------------                   28

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

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    Balances
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
                                                                             Initial               Period End
        Receivables                                                   $1,643,640,298             $403,902,068
        Reserve Account                                                  $12,327,302               $8,218,201
        Yield Supplement Overcollateralization                            $9,034,825               $2,325,777
        Class A-1 Notes                                                 $380,000,000                       $0
        Class A-2 Notes                                                 $455,000,000                       $0
        Class A-3 Notes                                                 $470,000,000              $71,970,818
        Class A-4 Notes                                                 $296,913,000             $296,913,000
        Class B Notes                                                    $32,692,000              $32,692,000

    Current Collection Period
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        Beginning Receivables Outstanding                               $431,367,832
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                         $16,035,392
                 Receipts of Pre-Paid Principal                          $10,939,671
                 Liquidation Proceeds                                       $297,862
                 Principal Balance Allocable to Gross Charge-offs           $192,839
            Total Receipts of Principal                                  $27,465,765

            Interest Distribution Amount
                 Receipts of Interest                                     $1,801,824
                 Servicer Advances                                           $43,978
                 Reimbursement of Previous Servicer Advances                      $0
                 Accrued Interest on Purchased Receivables                        $0
                 Recoveries                                                  $47,997
                 Net Investment Earnings                                     $19,309
            Total Receipts of Interest                                    $1,913,109

            Release from Reserve Account                                          $0

        Total Distribution Amount                                        $29,186,034

        Ending Receivables Outstanding                                  $403,902,068

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance             $182,286
        Current Period Servicer Advance                                      $43,978
        Current Reimbursement of Previous Servicer Advance                        $0
        Ending Period Unreimbursed Previous Servicer Advances               $226,264

    Collection Account
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        Deposits to Collection Account                                   $29,186,034
        Withdrawals from Collection Account
            Servicing Fees                                                  $359,473
            Class A Noteholder Interest Distribution                        $786,481
            First Priority Principal Distribution                                 $0
            Class B Noteholder Interest Distribution                         $79,823
            Regular Principal Distribution                               $27,300,826
            Reserve Account Deposit                                               $0
            Unpaid Trustee Fees                                                   $0
            Excess Funds Released to Depositor                              $659,432
        Total Distributions from Collection Account                      $29,186,034


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    Excess Funds Released to the Depositor
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            Release from Reserve Account                                          $0
            Release from Collection Account                                 $659,432
        Total Excess Funds Released to the Depositor                        $659,432

    Note Distribution Account
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        Amount Deposited from the Collection Account                     $28,167,129
        Amount Deposited from the Reserve Account                                 $0
        Amount Paid to Noteholders                                       $28,167,129

    Distributions
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        Monthly Principal Distributable Amount                       Current Payment      Ending Balance     Per $1,000     Factor
        Class A-1 Notes                                                           $0                  $0          $0.00      0.00%
        Class A-2 Notes                                                           $0                  $0          $0.00      0.00%
        Class A-3 Notes                                                  $27,300,826         $71,970,818         $58.09     15.31%
        Class A-4 Notes                                                           $0        $296,913,000          $0.00    100.00%
        Class B Notes                                                             $0         $32,692,000          $0.00    100.00%

        Interest Distributable Amount                                Current Payment          Per $1,000
        Class A-1 Notes                                                           $0               $0.00
        Class A-2 Notes                                                           $0               $0.00
        Class A-3 Notes                                                     $160,489               $0.34
        Class A-4 Notes                                                     $625,992               $2.11
        Class B Notes                                                        $79,823               $2.44



    Carryover Shortfalls
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                                                                              Prior
                                                                         Period Carryover     Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                                    $0                  $0             $0
        Class A-2 Interest Carryover Shortfall                                    $0                  $0             $0
        Class A-3 Interest Carryover Shortfall                                    $0                  $0             $0
        Class A-4 Interest Carryover Shortfall                                    $0                  $0             $0
        Class B Interest Carryover Shortfall                                      $0                  $0             $0


    Receivables Data
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                                                                    Beginning Period       Ending Period
        Number of Contracts                                                   33,354              32,246
        Weighted Average Remaining Term                                        27.25               26.30
        Weighted Average Annual Percentage Rate                                5.16%               5.15%

        Delinquencies Aging Profile End of Period                      Dollar Amount          Percentage
            Current                                                     $359,913,377              89.11%
            1-29 days                                                    $34,948,274               8.65%
            30-59 days                                                    $6,884,308               1.70%
            60-89 days                                                      $971,255               0.24%
            90-119 days                                                     $203,713               0.05%
            120+ days                                                       $981,141               0.24%
            Total                                                       $403,902,068             100.00%
            Delinquent Receivables +30 days past due                      $9,040,417               2.24%


        Write-offs
            Gross Principal Write-Offs for Current Period                   $192,839
            Recoveries for Current Period                                    $47,997
            Net Write-Offs for Current Period                               $144,842

            Cumulative Realized Losses                                    $7,095,598


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        Repossessions                                                  Dollar Amount               Units
            Beginning Period Repossessed Receivables Balance                $982,031                  58
            Ending Period Repossessed Receivables Balance                   $940,394                  54
            Principal Balance of 90+ Day Repossessed Vehicles               $134,681                   7



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                  $2,490,716
        Beginning Period Amount                                           $2,490,716
        Ending Period Required Amount                                     $2,325,777
        Current Period Release                                              $164,939
        Ending Period Amount                                              $2,325,777
        Next Distribution Date Required Amount                            $2,166,465

    Reserve Account
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        Beginning Period Required Amount                                  $8,218,201
        Beginning Period Amount                                           $8,218,201
        Net Investment Earnings                                              $19,309
        Current Period Deposit                                                    $0
        Current Period Release to Collection Account                              $0
        Current Period Release to Depositor                                       $0
        Ending Period Required Amount                                     $8,218,201
        Ending Period Amount                                              $8,218,201
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